Introduction

- Hovnanian Enterprises, Inc. (the "Company") has consummated a refinancing transaction (the "Transaction") that collapsed the previous bifurcated collateral structure of its secured debt (*i.e.*, the "old group" and the "new group" structures) into a single collateral pool
- As part of the Transaction, the Company raised $860 million of new debt to refinance $830 million of its previously outstanding debt

Refinanced Debt	New Debt
• Refinancing of $560 million of former Old Group Secured Debt ○ $125 million 10.0% Secured Revolver (undrawn) ○ $221 million of 10.0% Senior Secured Notes ○ $214 million of 10.5% Senior Secured Notes • Refinancing of $270 million of former New Group Secured Debt ○ $75 million 9.5% Senior Secured Notes due 2020 ○ $53 million 2.0% Senior Secured Notes due 2021 ○ $142 million 5.0% Senior Secured Notes due 2021	• New Secured Debt ○ $125 million 7.75% First Lien Revolver (undrawn) ○ $350 million 7.75% 1.125 Lien Notes ○ $282 million 10.50% 1.25 Lien Notes ○ $103 million 11.25% 1.50 Lien Notes

- The Transaction provides a number of benefits to the Company, including the following:
  - Provides meaningful maturity extensions
  - Increases financial flexibility to grow its asset base
  - Simplifies the capital structure and its previously bifurcated collateral structure into a single collateral group
  - Creates a modest improvement in annual interest incurrence assuming the prior revolver had converted as scheduled to a term loan in December 2019

Hovnanian Enterprises, Inc.

Refinancing Transaction Components

The Transaction consists of the following four components:

(1) **New $125 million First Lien Revolver**

- Refinance existing 10.0% revolver/term loan with New First Lien Revolver maturing in December 2022
  - Interest rate of 7.75%

(2)

- **New $350 million 1.125 Lien Notes**
  - Issue $285.8 million of New 7.75% 1.125 Lien Notes for cash and exchange cash for $221.0 million of 10.0% Notes due 2022 and $51.9 million of 10.5% Notes due 2024
  - Exchange $62.0 million of 10.5% Notes due 2024 for $64.2 million of New 7.75% 1.125 Lien Notes due 2026 and cash

(3)

- **New $282.3 million 1.25 Lien Notes**
  - Refinance $75.0 million 9.5% Notes due 2020 with New 10.5% 1.25 Lien Notes due 2026
  - Refinance $53.2 million 2.0% Notes due 2021 with New 10.5% 1.25 Lien Notes due 2026
  - Refinance $141.8 million 5.0% Notes due 2021 with New 10.5% 1.25 Lien Notes due 2026

(4)

- **New $103.1 million 1.50 Lien Notes**
  - Exchange $99.7 million of 10.5% Notes due 2024 for $103.1 million New 11.25% 1.5 Lien Notes due 2026

Hovnanian Enterprises, Inc.

① Refinance 10.0% Senior Secured Revolver for New 7.75% 1st Lien Revolver

July 31, 2019

($ in millions)

- *Prior revolver converted to term loan in December 2019*



$26 (1)
$75
$195
$440
$125 (2)
$425
$91
$203
$90
Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Q4 '26 Q1 '27 Q2 '27 Q2 '40
Old Secured Group (2nd Lien Notes)
New Secured Group
Unsecured
Unsecured Term Loan
Senior Secured Revolver/Term Loan

Pro forma for Step 1

- *New Revolver remains a revolver through maturity in December 2022*



1
$26 (1)
$75
$195
$440
$125 (3)
$425
$91
$203
$90
Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Q4 '26 Q1 '27 Q2 '27 Q2 '40
Old Secured Group (2nd Lien Notes)
New Secured Group
Unsecured
Unsecured Term Loan
New Revolver

Note: Shown on a fiscal year basis, at face value.

Note: Excludes non-recourse mortgages.

(1) $26 million of 8.0% senior notes held by wholly owned subsidiary, no cash required to retire.

(2) $0 balance as of July 31, 2019. Becomes a term loan in December 2019 with final maturity in December 2022.

(3) Revolver until maturity.

Hovnanian Enterprises, Inc.

② Refinance / Exchange $335M of 10% and 10.5% Notes with New 7.75% 1.125 Lien Notes

Pro forma for Step 1


($ in millions)
2
$26[1]
$75
$195
$440
$125
$425
$91
$203
$90
Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Q4 '26 Q1 '27 Q2 '27 Q2 '40
Old Secured Group (2nd Lien Notes)
New Secured Group
Unsecured
Unsecured Term Loan
New Revolver

Pro forma for Step 2


$26[1]
$75
$195
$219
$125
$311
$350
$91
$203
$90
Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Q4 '26 Q1 '27 Q2 '27 Q2 '40
Old Secured Group (2nd Lien Notes)
New Secured Group
Unsecured
Unsecured Term Loan
New Revolver
New 1.125 Lien Notes

Note: Shown on a fiscal year basis, at face value.

Note: Excludes non-recourse mortgages.

[1] $26 million of 8.0% senior notes held by wholly owned subsidiary, no cash required to retire.

Hovnanian Enterprises, Inc.

③ Refinance New Secured Group Debt for New 10.5% 1.25 Lien Notes

Pro forma for Step 1 and 2



($ in millions)
3
$26[(1)]
$75
$195
$219
$125
$311
$350
$91
$203
$90
Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Q4 '26 Q1 '27 Q2 '27 Q2 '40
Old Secured Group (2nd Lien Notes)
New Secured Group
Unsecured
Unsecured Term Loan
New Revolver
New 1.125 Lien Notes

Pro forma for Step 3



$282
$26[(1)]
$219
$125
$311
$350
$91
$203
$90
Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Q4 '26 Q1 '27 Q2 '27 Q2 '40
2nd Lien Notes
Unsecured
Unsecured Term Loan
New Revolver
New 1.125 Lien Notes
New 1.25 Lien Notes

Note: Shown on a fiscal year basis, at face value.
Note: Excludes non-recourse mortgages.
[(1)] $26 million of 8.0% senior notes held by wholly owned subsidiary, no cash required to retire.

Hovnanian Enterprises, Inc.

④ Exchange $100M of 10.5% Notes for New 11.25% 1.50 Lien Notes

Pro forma for Step 1, 2 and 3



($ in millions)
$26[(1)]
$219
$125
$311
4
$282
$350
$91
$203
$90
Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Q4 '26 Q1 '27 Q2 '27 Q2 '40
2nd Lien Notes
Unsecured
Unsecured Term Loan
New Revolver
New 1.125 Lien Notes
New 1.25 Lien Notes

Pro forma for Step 4



$103
$282
$219
$125
$211
$350
$91
$203
$90
$26[(1)]
Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Q4 '26 Q1 '27 Q2 '27 Q2 '40
2nd Lien Notes
Unsecured
Unsecured Term Loan
New Revolver
New 1.125 Lien Notes
New 1.25 Lien Notes
New 1.50 Lien Notes

Note: Shown on a fiscal year basis, at face value.

Note: Excludes non-recourse mortgages.

[(1)] $26 million of 8.0% senior notes held by wholly owned subsidiary, no cash required to retire.

Summary of All 4 Components

July 31, 2019


($ in millions)
2
3
4
$440
$195
$75
$26(1)
$125
$425
$91
$203
$90
Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Q4 '26 Q1 '27 Q2 '27 Q2 '40
Old Secured Group (2nd Lien Notes)
New Secured Group
Unsecured
Unsecured Term Loan
Senior Secured Revolver/Term Loan

Pro forma for Step 1, 2, 3 and 4


1
$103
$282
$350
$219
$125
$211
$91
$203
$90
$26(1)
Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Q4 '26 Q1 '27 Q2 '27 Q2 '40
2nd Lien Notes
Unsecured
Unsecured Term Loan
New Revolver
New 1.125 Lien Notes
New 1.25 Lien Notes
New 1.50 Lien Notes

Note: Shown on a fiscal year basis, at face value.

Note: Excludes non-recourse mortgages.

[1] $26 million of 8.0% senior notes held by wholly owned subsidiary, no cash required to retire.